UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2023  (December 11, 2023)

AMERICAN SOFTWARE, INC.
(Exact Name of Registrant as Specified in Charter)

Commission File Number 000-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to
Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AMSWA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01	OTHER EVENTS

On December 11, 2023, American Software, Inc. (the “Company”) issued a press release announcing that it had filed amendments to its previously filed Annual Report on Form 10-K for the fiscal year ended April 30, 2023 and Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of American Software, Inc., dated December 11, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2023	AMERICAN SOFTWARE, INC.

(Registrant)

By: /s/ Vincent C. Klinges
Name: Vincent C. Klinges
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of American Software, Inc., dated December 11, 2023.